UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2017

LONG ISLAND ICED TEA CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37808	47-2624098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Charlotte Avenue, Hicksville, NY 11801

(Address of Principal Executive Offices) (Zip Code)

(855) 542-2832

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

The information under Item 5.07 is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 9, 2017, the Company held an annual meeting of stockholders (the “Annual Meeting”). The proposals considered by the Company’s stockholders at the Annual Meeting and a final tabulation of votes cast for and against each proposal, as well as the number of abstentions and broker non-votes with respect to each proposal, are set forth below:

1.A proposal to elect four members of the Company’s board of directors as Class 2 directors, each to hold office until the second succeeding annual meeting and until his successor is duly elected and qualified.

Director	For	Withheld	Broker Non-Vote
Tom Cardella	2,494,998	184,589	1,570,009
Julian Davidson	2,495,811	183,776	1,570,009
Philip Thomas	2,494,998	184,589	1,570,009
Paul Vassilakos	2,564,902	114,685	1,570,009

Based on the results set forth above, the Company’s stockholders elected Messrs. Cardella, Davidson, Thomas and Vassilakos as directors.

2. A proposal to approve the Company’s 2017 Long-Term Incentive Equity Plan (the “Plan”).

For	Against	Abstain	Broker Non-Vote
2,454,608	15,603	209,376	1,570,009

Based on the results set forth above, the Company’s stockholders approved the Plan. A detailed description of the Plan is set forth on pages 5 to 11 of the Proxy Statement, which description is incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is attached as Annex A to the Proxy Statement and also is incorporated herein by reference.

3. A proposal to ratify the appointment of Marcum LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2017.

For	Against	Abstain	Broker Non-Vote
3,934,367	90,229	225,000

Based on the results set forth above, the Company’s stockholders ratified the appointment of Marcum LLP.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2017
LONG ISLAND ICED TEA CORP.

	By:	/s/ Philip Thomas
	Name:	Philip Thomas
	Title:	Chief Executive Officer

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